Exhibit 10.3

                        3rd AMENDMENT TO PROMISSORY NOTE

     This 3rd Amendment to Promissory Note (the "3rd Amendment") is made December 9, 2011, by and between Domark International, Inc. (the "Company") and Infinite Funding, Inc. (the "Holder").

     WHEREAS, on March 3, 2011, the Company entered into a Promissory Note (the "Note"),a copy of which is attached hereto, in the aggregate amount of $75,000, with a due date of July 1, 2011;

     WHEREAS, on June 9, 2011, the Company and Holder executed an Amendment to Promissory Note (the "Amendment"), which included an Extension Fee in the amount of $10,000, a copy of which is attached hereto;

     WHEREAS, on September 28, 2011, the Company and Holder executed a 2nd Amendment to Promissory Note (the "2nd Amendment"), a copy of which is attached hereto;

     WHEREAS, pursuant to the terms of the 2nd Amendment, the Note is due on or before December 15, 2011;

     WHEREAS, as of the date hereof, the Company has not made payments on the Note;

     WHEREAS, on December 9, 2011, the Company and Holder agreed to amend certain provisions of the Note;

     NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. EXTENSION OF DUE DATE OF NOTE. The Parties agree that the Due Date of the Note shall be extended to April 15, 2012.

     2. EXTENSION FEE. The Parties agree that a fee in the amount of $20,000 will be added to the principal balance of the loan in consideration for the extension granted herein.

     3. PRINCIPAL BALANCE. Upon signing of this Amendment, the aggregate principal balance due under the Note shall be $105,000.

     4. EFFECTIVE DATE. The effective date of this Agreement shall be December 9, 2011.

     All other provisions of the Note and of the Amendment remain in force.

     IN WITNESS WHEREOF, the Company and the Holder hereby execute this Agreement as of the date first written above.

DOMARK INTERNATIONAL, INC.                    INFINITE FUNDING, INC.


By: /s/ R. Thomas Kidd                        /s/ Alina Yurovskay
    --------------------------------          ----------------------------------
    R. Thomas Kidd                            Alina Yurovskay
    Chairman                                  President

GUARANTOR


By: /s/ R. Thomas Kidd
    --------------------------------
    R. Thomas Kidd
    An Induvidual